NUMBER                          MORTGAGE.COM, INC.                        SHARES
MC                            a Florida corporation
                               THE EASIEST WAY HOME


COMMON                          MORTGAGE.COM, INC.             SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                                                              CUSIP 61910V 10 2


THIS CERTIFIES THAT




IS THE OWNER OF

    FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE, OF

-------------------------------MORTGAGE.COM, INC.-------------------------------

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney on surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Articles of Incorporation and the Bylaws of the Corporation and all amendments from time to time thereto, to all of which the holder, by acceptance hereof, assents. This certificate shall not be valid until countersigned and registered by the Transfer Agent and Registrar.
         WITNESS the facsimile seal of the Corporation and the signatures of its duly authorized officers.

Dated:


/s/ Christine Anderson           MORTGAGE.COM, INC.      /s/ Seth S. Werner
   ----------------------            CORPORATE              --------------------
    SECRETARY                          SEAL                  CHAIRMAN AND CHIEF
                                       1993                  EXECUTIVE OFFICER
                                     FLORIDA
                                        *


Countersigned and Registered:
CONTINENTAL STOCK TRANSFER & TRUST COMPANY
(Jersey City, NJ) Transfer Agent and Registrar

By

Authorized Officer



         THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS, THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES, AND LIMITATIONS APPLICABLE TO EACH CLASS OF STOCK OF THE CORPORATION AND THE VARIATIONS IN RIGHTS, PREFERENCES, AND LIMITATIONS DETERMINED FOR EACH SERIES (AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR FUTURE SERIES). SUCH REQUEST MAY BE MADE TO THE CORPORATION AT ITS PRINCIPAL OFFICE.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN  - as joint tenants with right
          of survivorship and not as tenants
          in common



UNIF GIFT MIN ACT-D                    Custodian
                    ------------------           --------------
                         (Cust)                      (Minor)
                    under Uniform Gifts to Minors
                    Act
                       ---------------------------------
                                    (State)


    Additional abbreviations may also be used though not in the above list.

         For value received,___________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------

--------------------------------


--------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

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                                                                          Shares
--------------------------------------------------------------------------
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
------------------------------------------------------------------------
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated
     --------------------------------------

                             NOTICE:
                                    --------------------------------------------
                                    THE SIGNATURE TO THIS ASSIGNMENT MUST
                                    CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                                    FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                                    WITHOUT ALTERATION OR ENLARGEMENT OR ANY
                                    CHANGE WHATEVER.



            SIGNATURE(S) GUARANTEED:
                                    --------------------------------------------
                                    THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                                    ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                    STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
                                    AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                                    APPROVED SIGNATURE GUARANTEE MEDALLION
                                    PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.


KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.